                               TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Glossary of Terms................................   4
Portfolio Management Review......................   5
Portfolio Highlights.............................   8
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  12
Statement of Operations..........................  13
Statement of Changes in Net Assets...............  14
Financial Highlights.............................  15
Notes to Financial Statements....................  18

GOVT SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar, though much less dramatic, movement during this period. Investors' preference for quality also held true for international bonds, although there was some renewed interest in lower-rated foreign bonds in recent months.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...   (1.29%)    (1.72%)     (1.82%)
Six-month total return(2)................   (5.97%)    (5.55%)     (2.78%)
One-year total return(2).................    0.79%      1.01%       3.90%
Five-year average annual total
return(2)................................    5.65%      5.65%       5.85%
Ten-year average annual total
return(2)................................    7.74%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    7.98%      5.40%       4.76%
Commencement date........................  07/16/84   12/20/91   03/10/93

DISTRIBUTION RATE AND YIELD

Distribution Rate(3).....................    5.89%      5.49%       5.50%
SEC Yield(4).............................    4.96%      4.43%       4.45%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or loss than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen Government Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six-month period ending March 31, 1999.

   Q  DESCRIBE THE ENVIRONMENT IN WHICH THE FUND OPERATED DURING THIS PERIOD?

   A Heading into this six-month period, a lingering cloud of global volatility overshadowed the domestic fixed-income market. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark 10-year Treasury dropped below the trading range set in the first half of 1998. This occurred in response to international economic developments and in anticipation of short-term interest rate cuts initiated by the Federal Reserve Board. By year end, the yield for the 10-year Treasury bond--which, like all bond yields, moves in the opposite direction of its price--settled into a three-month trading range of 4.65 to 4.85 percent.
    The new year ushered in a more positive mood for risk-sensitive securities, including corporate bonds, high-yield securities, and mortgage-backed securities. In contrast to the latter half of 1998, investors began to study this group more favorably as it became clear that the U.S. economy continued to expand despite concerns to the contrary. Because these securities were priced at very attractive levels--after being slashed in the third quarter of 1998--investors had additional incentive to add them to portfolio holdings. Consequently, the yield spreads between these securities and Treasuries tightened, indicating better relative pricing and an improvement in performance. This was certainly the case for mortgage-backed securities, which became less of a target for refinancing as price volatility diminished and interest rates gradually rose.

   Q  HOW DID YOU MANAGE THE FUND'S PORTFOLIO IN LIGHT OF THESE FACTORS?

   A At the beginning of the reporting period, we took advantage of historically cheap valuations in mortgage-backed securities and incrementally increased the portfolio allocation to this sector. In overweighting this position, we sought to capture greater yield potential before yield spreads began to narrow. We also looked to decrease the portfolio's exposure to prepayment risk, so we purchased mortgage securities with favorable prepayment characteristics. These included 6.5 percent 30-year GNMAs, which tend to prepay more slowly than their higher coupon counterparts, and 6 and 6.5 percent 15-year FNMAs, which featured attractive prepayment trends and pricing, as well as a slightly lower duration than 30-year comparable coupon issues.

    After hitting their widest point in early October, yield spreads between agency securities and Treasuries steadily contracted through the first quarter of 1999, indicating that mortgage-backed securities outperformed during this time. At the same time, interest rates steadily began to rise, decreasing the possibility of prepayment risks. As a result, our allocation served the Fund well during the period.
    We were also very selective about the Fund's Treasury exposure during this time, concentrating Treasury assets in the long and short ends of the yield curve as it steepened. This strategy moved the Fund's Treasury assets away from the middle of the yield curve, where little value was thought to be found.
    Finally, we maintained a relatively constant portfolio duration during the period, with our attention directed more toward security selection than duration management. After having set the portfolio's duration to a more neutral range near the beginning of the reporting period, duration levels were subsequently nudged higher, reflecting a somewhat more constructive view towards bonds. As of the end of the reporting period, the duration was 4.5 years. For additional Fund portfolio highlights, please refer to page 8.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six-month period ended March 31, 1999, the Government Securities Fund generated a total return of -1.29 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund U.S.
Government/Mortgage Index posted a total return of 4.26 percent for the same period. This broad-based index attempts to measure the market performance of government Treasury, agency, and mortgage-backed securities with maturities of between one and 30 years. Please keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Of course, past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A Through the middle of the year, we think the bond market will remain in a trading range, but one with a modestly positive price bias. Although we expect the economy to slow in the second and third quarters of 1999, we believe that growth will remain positive with inflation in check. A continued tight job market and high consumer confidence will likely continue to propel retail spending. The international picture is decidedly mixed. Asian economies are stabilizing and beginning to show signs of life, but Europe remains ensnared by economic stagnation.

    With this in mind, we plan to maintain our focus on mortgage-backed securities. We believe this sector still exhibits excellent value and attractive yield opportunities. We expect to see the evolution of a favorable trading range in the coming months for these securities, with interest rates generally varying between 5.125 to 5.875 percent. Going forward, we will continue to evaluate the relationship between mortgages and Treasuries in order to maintain what we believe to be an optimal balance.

[SIG.]

John R. Reynoldson

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

COUPON DISTRIBUTION AS OF MARCH 31, 1999

                                    [GRAPH]


                                      6-6.9      7-7.9      8-8.9      9-9.9    10 OR MORE
Percentage Of Long-Term Investments    45.4        25        20.8       3.1        5.7
COUPON RATE

PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                       U.S.
                         GNMAS      TREASURIES     FNMAS        FHLMCS
                         -----      ----------     -----        ------
AS OF MARCH 31, 1999      39.9         33.5         24.9         1.7

                                  [PIE CHART]

                          U.S.
                       TREASURIES     GNMAS        FNMAS      FHLMCS
                      -----------     -----        -----      ------
AS OF SEPTEMBER 30,
1998                      37.6         36.3         24.3         1.8

                                  [PIE CHART]

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description          Coupon            Maturity          Market Value
----------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT
           AGENCY OBLIGATIONS  66.9%
$    -0-   Federal Home Loan Mortgage
           Corp. Pool................  11.000%           02/01/14         $          261
  31,427   Federal Home Loan Mortgage
           Corp. Gold 30 Year
           Pools.....................   7.000      02/01/23 to 09/01/24       31,902,047
   4,927   Federal Home Loan Mortgage
           Corp. Gold 30 Year
           Pools.....................   7.500      01/01/22 to 06/01/24        5,070,578
   1,286   Federal Home Loan Mortgage
           Corp. Gold 30 Year
           Pools.....................   8.000      07/01/24 to 09/01/24        1,340,081
     -0-   Federal National Mortgage
           Association 7 Year Balloon
           Pool......................   7.000            12/01/99                    272
 122,522   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.....................   6.000      01/01/09 to 05/01/13      121,660,986
  88,336   Federal National Mortgage
           Association 15 Year Dwarf
           Pools (a).................   6.500      06/01/08 to 12/01/12       89,143,810
  24,302   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.....................   7.500      03/01/02 to 09/01/12       25,081,480
  48,537   Federal National Mortgage
           Association Pools.........   6.000      02/01/28 to 07/01/28       47,192,581
 171,361   Federal National Mortgage
           Association Pools.........   6.500      05/01/23 to 11/01/28      170,706,119
  61,163   Federal National Mortgage
           Association Pools (a).....   7.000      12/01/24 to 05/01/25       62,048,811
  10,068   Federal National Mortgage
           Association Pools.........   7.500      03/01/22 to 10/01/24       10,355,234
     132   Federal National Mortgage
           Association Pools.........   8.000      09/01/24 to 11/01/24          137,658
     180   Federal National Mortgage
           Association Pools.........  11.500      02/01/13 to 05/01/19          203,980
   2,679   Federal National Mortgage
           Association Pools.........  12.000      03/01/13 to 01/01/16        3,068,190
 201,185   Government National
           Mortgage Association
           Pools.....................   6.000      06/15/28 to 01/15/29      195,602,206
 182,368   Government National
           Mortgage Association
           Pools.....................   6.500      06/15/23 to 11/15/28      181,836,072

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description          Coupon            Maturity          Market Value
----------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT
           AGENCY OBLIGATIONS
           (CONTINUED)
$205,449   Government National
           Mortgage Association
           Pools.....................   7.000%     12/15/22 to 01/15/29   $  208,832,514
  40,625   Government National
           Mortgage Association
           Pools.....................   7.500      02/15/07 to 11/15/24       41,883,148
  30,061   Government National
           Mortgage Association
           Pools.....................   8.000      07/15/07 to 10/15/25       31,463,623
  19,817   Government National
           Mortgage Association
           Pools.....................   8.500      09/15/04 to 12/15/21       21,090,864
  37,833   Government National
           Mortgage Association
           Pools.....................   9.000      11/15/17 to 12/15/19       40,933,525
     127   Government National
           Mortgage Association
           Pools.....................  11.000      01/15/10 to 11/15/20          142,852
   3,731   Government National
           Mortgage Association
           Pools.....................  12.000      06/15/11 to 08/15/15        4,300,949
   1,509   Government National
           Mortgage Association
           Pools.....................  12.500      05/15/10 to 07/15/18        1,754,165
                                                                          --------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  66.9%...............    1,295,752,006
                                                                          --------------
UNITED STATES TREASURY OBLIGATIONS  32.4%
 100,000   United States Treasury
           Bonds (a).................  11.125            08/15/03            122,527,000
 185,000   United States Treasury
           Notes (a).................   7.500            11/15/01            195,694,850
   5,000   United States Treasury
           Notes (a).................   8.000            08/15/99              5,062,150
 210,000   United States Treasury
           Notes (a).................   8.500            11/15/00            221,367,300
  50,000   United States Treasury
           Notes (a).................   8.750            08/15/00             52,493,000
  30,000   United States Treasury
           Notes (a).................   9.125            05/15/99             30,159,600
                                                                          --------------
TOTAL UNITED STATES TREASURY OBLIGATIONS...............................      627,303,900
                                                                          --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description          Coupon            Maturity          Market Value
----------------------------------------------------------------------------------------
FORWARD PURCHASE COMMITMENTS  20.5%
$ 50,000   Federal National Mortgage
           Association--April
           Forward...................  6.000%              TBA            $   48,586,000
 100,000   Government National
           Mortgage Association--May
           Forward...................   6.500              TBA                99,379,500
 100,000   Government National
           Mortgage Association--June
           Forward...................   6.500              TBA                99,187,500
 120,000   United States Treasury
           Note--May Forward.........   8.125              TBA               150,837,000
                                                                          --------------
TOTAL FORWARD PURCHASE COMMITMENTS.....................................      397,990,000
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  119.8%
  (Cost $2,314,102,822)................................................    2,321,045,906
REPURCHASE AGREEMENT  0.1%
Donaldson Lufkin Jenrette ($2,105,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 03/31/99, to be
sold on 04/01/99 at $2,105,289) (Cost $2,105,000)......................        2,105,000
                                                                          --------------
TOTAL INVESTMENTS  119.9%
  (Cost $2,316,207,822)................................................    2,323,150,906
LIABILITIES IN EXCESS OF OTHER ASSETS  (19.9%).........................     (385,324,359)
                                                                          --------------
NET ASSETS  100.0%.....................................................   $1,937,826,547
                                                                          ==============

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,316,207,822).....................    $2,323,150,906
Receivables:
  Interest..................................................        24,922,829
  Fund Shares Sold..........................................        10,374,538
  Variation Margin on Futures...............................            93,638
Other.......................................................           130,592
                                                                --------------
      Total Assets..........................................     2,358,672,503
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       401,366,808
  Fund Shares Repurchased...................................        10,478,670
  Income Distributions......................................         5,067,325
  Distributor and Affiliates................................         1,335,140
  Investment Advisory Fee...................................           872,026
  Forward Commitments.......................................           731,812
  Custodian Bank............................................                92
Accrued Expenses............................................           594,024
Trustees' Deferred Compensation and Retirement Plans........           400,059
                                                                --------------
      Total Liabilities.....................................       420,845,956
                                                                --------------
NET ASSETS..................................................    $1,937,826,547
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $2,381,360,177
Net Unrealized Appreciation.................................         6,184,960
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (968,025)
Accumulated Net Realized Loss...............................      (448,750,565)
                                                                --------------
NET ASSETS..................................................    $1,937,826,547
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,807,591,409 and 177,628,743 shares of
    beneficial interest issued and outstanding).............    $        10.18
    Maximum sales charge (4.75%* of offering price).........               .51
                                                                --------------
    Maximum offering price to public........................    $        10.69
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $111,738,172 and 10,986,951 shares of
    beneficial interest issued and outstanding).............    $        10.17
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,496,966 and 1,823,735 shares of
    beneficial interest issued and outstanding).............    $        10.14
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest.................................................... $ 70,183,468
                                                             ------------
EXPENSES:
Investment Advisory Fee.....................................    5,297,216
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,333,529, $652,100 and $94,624,
  respectively).............................................    3,080,253
Shareholder Services........................................    1,708,818
Custody.....................................................      108,223
Legal.......................................................       63,703
Trustees' Fees and Expenses.................................       31,929
Other.......................................................      495,999
                                                             ------------
    Total Expenses..........................................   10,786,141
                                                             ------------
NET INVESTMENT INCOME....................................... $ 59,397,327
                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $11,701,963
  Futures...................................................   (5,140,401)
  Forward Commitments.......................................  (17,262,484)
                                                             ------------
Net Realized Loss...........................................  (10,700,922)
                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   84,160,417
                                                             ------------
  End of the Period:
    Investments.............................................    6,943,084
    Futures.................................................      (26,312)
    Forward Commitments.....................................     (731,812)
                                                             ------------
                                                                6,184,960
                                                             ------------
Net Unrealized Depreciation During the Period...............  (77,975,457)
                                                             ------------
NET REALIZED AND UNREALIZED LOSS............................ $(88,676,379)
                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS.................. $(29,279,052)
                                                             ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended March 31, 1999, the Nine Months Ended September 30, 1998 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                        Six Months Ended   Nine Months Ended       Year Ended
                                         March 31, 1999    September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................    $59,397,327         $97,389,307          $146,884,848
Net Realized Gain/Loss................    (10,700,922)         58,627,517          (27,878,030)
Net Unrealized
  Appreciation/Depreciation
  During the Period...................    (77,975,457)         16,859,993           71,602,438
                                          -----------         -----------          -----------
Change in Net Assets from
  Operations..........................    (29,279,052)        172,876,817          190,609,256
                                          -----------         -----------          -----------
Distributions from Net Investment
  Income..............................    (59,584,541)        (97,665,107)        (146,949,682)
Distributions in Excess of Net
  Investment Income...................       (968,025)           (523,301)                 -0-
                                          -----------         -----------          -----------
Distributions from and in Excess of
  Net Investment Income*..............    (60,552,566)        (98,188,408)        (146,949,682)
                                          -----------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............    (89,831,618)         74,688,409           43,659,574
                                          -----------         -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............    305,172,563         430,405,741          132,259,259
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.......     34,546,325          55,571,884           82,009,897
Cost of Shares Repurchased............   (418,363,855)       (600,313,098)        (526,704,317)
                                          -----------         -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS........................    (78,644,967)       (114,335,473)        (312,435,161)
                                          -----------         -----------          -----------
TOTAL DECREASE IN NET ASSETS..........   (168,476,585)        (39,647,064)        (268,775,587)
NET ASSETS:
Beginning of the Period...............  2,106,303,132       2,145,950,196        2,414,725,783
                                        -------------       -------------        -------------
End of the Period (Including
  accumulated undistributed net
  investment income of ($968,025),
  $187,214 and $275,800,
  respectively).......................  1,$937,826,547      2,$106,303,132       2,$145,950,196
                                        ==============      ==============       ==============

                                        Six Months Ended   Nine Months Ended       Year Ended
        *Distribution by Class           March 31, 1999    September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares......................    $(56,530,838)       $(90,081,411)       ($133,143,951)
  Class B Shares......................     (3,508,378)         (7,423,591)         (12,711,171)
  Class C Shares......................       (513,350)           (683,406)          (1,094,560)
                                          -----------         -----------          -----------
                                          $(60,552,566)       $(98,188,408)       ($146,949,682)
                                          ============        ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                            Six Months    Nine Months
                              Ended          Ended                Year Ended December 31,
                            March 31,    September 30,   -----------------------------------------
      Class A Shares           1999          1998          1997       1996       1995       1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............  $10.637        $10.259      $ 10.045   $  10.55   $   9.67   $  10.80
                             -------        -------      --------   --------   --------   --------
  Net Investment Income....     .309           .483          .659       .689        .67        .66
  Net Realized and
    Unrealized
    Gain/Loss..............    (.455)          .383          .215      (.504)     .8985    (1.1145)
                             -------        -------      --------   --------   --------   --------
Total from Investment
  Operations...............    (.146)          .866          .874       .185     1.5685     (.4545)
Less Distributions from and
  in Excess of Net
  Investment Income........     .315           .488          .660       .690      .6885      .6755
                             -------        -------      --------   --------   --------   --------
Net Asset Value, End of the
  Period...................  $10.176        $10.637      $ 10.259   $ 10.045   $  10.55   $   9.67
                             =======        =======      ========   ========   ========   ========
Total Return (a)...........   (1.29%)*        8.62%*        9.16%      1.90%     16.77%     (4.26%)
Net Assets at End of the
  Period (In millions).....  $1,807.6       $1,933.8     $1,930.4   $2,156.4   $2,544.5   $2,578.7
Ratio of Expenses to
  Average Net Assets (b)...    1.02%          1.02%         1.03%      1.06%      1.01%      1.02%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............    5.97%          6.30%         6.62%      6.88%      6.62%      6.96%
Portfolio Turnover.........      47%*          180%*         114%       271%       231%       306%

 *Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                        Six Months    Nine Months
                          Ended          Ended              Year Ended December 31,
                        March 31,    September 30,   --------------------------------------
    Class B Shares       1999(a)        1998(a)      1997(a)    1996      1995       1994
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............  $10.634        $10.261      $10.050   $ 10.56   $  9.68   $  10.80
                         -------        -------      -------   -------   -------   --------
  Net Investment
    Income.............     .270           .427         .588      .635       .60        .60
  Net Realized and
    Unrealized
    Gain/Loss..........    (.455)          .380         .211     (.527)    .8965    (1.1275)
                         -------        -------      -------   -------   -------   --------
Total from Investment
  Operations...........    (.185)          .807         .799      .108    1.4965     (.5275)
Less Distributions from
  and in Excess of Net
  Investment Income....     .279           .434         .588      .618     .6165      .5925
                         -------        -------      -------   -------   -------   --------
Net Asset Value, End of
  the Period...........  $10.170        $10.634      $10.261   $10.050   $ 10.56   $   9.68
                         =======        =======      =======   =======   =======   ========
Total Return (b).......   (1.72%)*        8.05%*       8.27%     1.17%    15.93%     (4.95%)
Net Assets at End of
  the Period (In
  millions)............  $ 111.7        $ 153.2      $ 199.2   $ 236.7   $ 285.5   $  278.7
Ratio of Expenses to
  Average Net
  Assets (c)...........    1.77%          1.78%        1.78%     1.82%     1.77%      1.78%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...........    5.21%          5.55%        5.87%     6.13%     5.86%      6.20%
Portfolio Turnover.....      47%*          180%*        114%      271%      231%       306%

 *  Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                          Six Months    Nine Months
                            Ended          Ended             Year Ended December 31,
                          March 31,    September 30,   ------------------------------------
     Class C Shares        1999(a)        1998(a)      1997(a)    1996      1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................  $10.609        $10.239      $10.031   $ 10.54   $ 9.66   $ 10.79
                           -------        -------      -------   -------   ------   -------
  Net Investment
    Income...............     .269           .423         .587      .623      .60       .60
  Net Realized and
    Unrealized
    Gain/Loss............    (.457)          .381         .209     (.514)   .8965   (1.1375)
                           -------        -------      -------   -------   ------   -------
Total from Investment
  Operations.............    (.188)          .804         .796      .109   1.4965    (.5375)
Less Distributions from
  and in Excess of Net
  Investment Income......     .279           .434         .588      .618    .6165     .5925
                           -------        -------      -------   -------   ------   -------
Net Asset Value, End of
  the Period.............  $10.142        $10.609      $10.239   $10.031   $10.54   $  9.66
                           =======        =======      =======   =======   ======   =======
Total Return (b).........   (1.82%)*        8.07%*       8.28%     1.18%   15.96%    (5.05%)
Net Assets at End of the
  Period (In millions)...  $  18.5        $  19.3      $  16.4   $  21.6   $ 26.8   $  32.0
Ratio of Expenses to
  Average Net
  Assets (c).............    1.77%          1.78%        1.79%     1.82%    1.77%     1.78%
Ratio of Net Investment
  Income to Average Net
  Assets (c).............    5.21%          5.51%        5.87%     6.12%    5.86%     6.24%
Portfolio Turnover.......      47%*          180%*        114%      271%     231%      306%

 *Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Government Securities Fund (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At March 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $2,319,026,333, the aggregate gross unrealized appreciation is $22,225,449 and the aggregate gross unrealized depreciation is $18,100,876, resulting in net unrealized appreciation on long- and short-term investments of $4,124,573.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $429,856,841 which will expire between September 30, 2002 and September 30, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1998, permanent book and tax basis differences relating to the

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

recognition of net realized losses on paydowns of mortgage pool obligations totaling $710,515 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $152,796,171 of the capital loss carryforward for tax purposes expired during 1998 and was reclassified from accumulated net realized loss to capital.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion.........................................  .540 of 1%
Next $1 billion..........................................  .515 of 1%
Next $1 billion..........................................  .490 of 1%
Next $1 billion..........................................  .440 of 1%
Next $1 billion..........................................  .390 of 1%
Next $1 billion..........................................  .340 of 1%
Next $1 billion..........................................  .290 of 1%
Over $7 billion..........................................  .240 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $63,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $209,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $1,288,400. Transfer agency fees are

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $2,320,049,086, $47,984,857 and
$13,326,234 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  26,513,676    $ 275,015,857
  Class B....................................   2,385,263       24,804,724
  Class C....................................     514,826        5,351,982
                                              -----------    -------------
Total Sales..................................  29,413,765    $ 305,172,563
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   3,075,982    $  31,887,703
  Class B....................................     224,619        2,328,213
  Class C....................................      31,968          330,409
                                              -----------    -------------
Total Dividend Reinvestment..................   3,332,569    $  34,546,325
                                              ===========    =============
Repurchases:
  Class A.................................... (33,756,352)   $(350,142,805)
  Class B....................................  (6,029,527)     (62,575,626)
  Class C....................................    (545,707)      (5,645,424)
                                              -----------    -------------
Total Repurchases............................ (40,331,586)   $(418,363,855)
                                              ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $2,363,288,331, $83,427,546 and
$13,289,267 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  38,209,773    $ 392,629,272
  Class B....................................   2,981,950       30,757,165
  Class C....................................     679,207        7,019,304
                                              -----------    -------------
Total Sales..................................  41,870,930    $ 430,405,741
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   4,901,780    $  50,467,666
  Class B....................................     449,273        4,624,075
  Class C....................................      46,713          480,143
                                              -----------    -------------
Total Dividend Reinvestment..................   5,397,766    $  55,571,884
                                              ===========    =============
Repurchases:
  Class A.................................... (49,480,517)   $(508,314,040)
  Class B....................................  (8,433,459)     (86,819,263)
  Class C....................................    (502,069)      (5,179,795)
                                              -----------    -------------
Total Repurchases............................ (58,416,045)   $(600,313,098)
                                              ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $2,568,785,271, $145,979,134 and
$12,372,383 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   11,053,580    $ 111,167,157
  Class B..................................    1,797,284       17,946,215
  Class C..................................      314,437        3,145,887
                                             -----------    -------------
Total Sales................................   13,165,301    $ 132,259,259
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................    7,387,982    $  73,655,314
  Class B..................................      769,452        7,676,933
  Class C..................................       68,029          677,650
                                             -----------    -------------
Total Dividend Reinvestment................    8,225,463    $  82,009,897
                                             ===========    =============
Repurchases:
  Class A..................................  (44,948,129)   $(450,176,664)
  Class B..................................   (6,711,644)     (67,148,668)
  Class C..................................     (939,038)      (9,378,985)
                                             -----------    -------------
Total Repurchases..........................  (52,598,811)   $(526,704,317)
                                             ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $54,800 and CDSC on redeemed shares of approximately $142,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $974,177,754 and $1,130,361,365, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended March 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       1,200
Futures Opened............................................      31,505
Futures Closed............................................     (31,955)
                                                               -------
Outstanding at March 31, 1999.............................         750
                                                               =======

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                               CONTRACTS    DEPRECIATION
-------------------------------------------------------------------------
SHORT CONTRACTS:
U.S. Treasury Bond Futures June 1999
  (Current Notional Value of $120,563 per
     contract)...............................      450       $  (73,912)
U.S. Treasury Note 10-Year Futures June 1999
  (Current Notional Value $114,688 per
     contract)...............................      300           47,600
                                                 -----       ----------
                                                   750       $  (26,312)
                                                 =====       ==========

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these positions is equal to the Current Value noted below.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The following forward commitment was outstanding as of March 31, 1999:

  PAR                                                          UNREALIZED
 AMOUNT                                         CURRENT       APPRECIATION/
 (000)               DESCRIPTION                 VALUE        DEPRECIATION
---------------------------------------------------------------------------
Long Contracts
$100,000                                      $125,463,500     $ (731,812)
U.S. Treasury Note--May
Forward, 8.00%............................    ------------     ----------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999 are payments retained by Van Kampen of approximately $620,300.

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.